Exhibit 10.3
Execution Version

AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT
This AMENDMENT NO. 4 TO CREDIT AND SECURITY AGREEMENT, dated as of September 17, 2019 (this “Agreement”), is entered into by and among PTC THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”), and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Original Borrower have entered into that certain Credit and Security Agreement, dated as of May 5, 2017 (as amended by that certain Amendment No. 1 and Limited Consent to Credit and Security Agreement, dated as of July 19, 2018, that certain Amendment No. 2 to Credit and Security Agreement, dated as of August 7, 2019, and that certain Amendment No. 3 to Credit and Security Agreement, dated as of August 29, 2019, the “Original Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time after the date hereof, the “Credit Agreement”), pursuant to which Lenders have agreed to make certain advances of money and to extend certain financial accommodations to the Original Borrower in the amounts and manner set forth in the Credit Agreement.

B.    Borrower has requested that Agent and Lenders amend the Credit Agreement to permit the issuance of the 2026 Convertible Notes (as defined below) on terms substantially identical to those described in that certain Description of Notes attached hereto as Exhibit A (the “Description of Notes”), in each case, on and subject to the terms hereof.
C.    Agent and Lenders constituting at least the Required Lenders have agreed to consent to such requests, all in accordance with the terms and subject to the conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders and Borrower hereby agree as follows:
1.Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.    Amendments to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 hereof, the Original Credit Agreement is hereby amended as follows:
(a)The definition of “Change in Control” in Section 1.1 of the Original Credit Agreement is hereby amended by adding the words “and the 2026 Convertible Note Documents” immediately following the words “2022 Convertible Note Documents” contained therein.
(b)The definition of “Material Contracts” in Section 1.1 of the Original Credit Agreement is hereby amended by adding the words “and the 2026 Convertible Note Documents” immediately following the words “2022 Convertible Note Documents” contained therein.

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(c)Clause (i) of the definition of “Permitted Debt” in Section 1.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:
“(i)    (x) unsecured Debt of Borrower incurred under the 2022 Convertible Notes in an aggregate principal amount not to exceed the aggregate principal amount outstanding on the Closing Date and (y) unsecured Debt of Borrower incurred under the 2026 Convertible Notes in an aggregate principal amount not to exceed $345,000,000; provided that at the time of the incurrence of such Debt, no Default or Event of Default shall have occurred and be continuing; and”
(d)The definition of “Permitted Distributions” in Section 1.1 of the Original Credit Agreement is hereby amended by adding a new clause (e) as follows and renumbering the existing Clause (e) accordingly:
“(e) any repurchase or prepayment of 2022 Convertible Notes permitted under Section 5.5 hereof,”
(e)Section 1.1 of the Original Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:
“2026 Convertible Notes” means those certain senior unsecured notes due on the seven-year anniversary of the issuance thereof, with an interest rate not to exceed 2.50% issued by PTC and governed by the terms of an indenture, to be entered into in connection therewith, in form and substance reasonably satisfactory to Agent (the “2026 Notes Indenture”) on or prior to October 4, 2019, and on the terms described in the Description of Notes (as defined in the Fourth Amendment).
“2026 Convertible Note Documents” means the 2026 Convertible Notes, the 2026 Notes Indenture and each other material document or agreement from time to entered into in connection with the foregoing.
““Fourth Amendment” means that certain Amendment No. 4 to Credit and Security Agreement, dated as of September 17, 2019, by and among the Borrower, the Required Lenders, and Agent.

““Fourth Amendment Effective Date” means the first date that the conditions in Section 5 of the Fourth Amendment are satisfied.”

(f)Clause (d) of Section 5.5 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(d) (x) declare, pay, or make any payment or distribution under or in respect of the 2022 Convertible Notes except for: (i) regularly scheduled payments of interest as set forth in the applicable 2022 Convertible Note Documents; (ii) the issuance of shares of common stock of PTC in connection with any conversion of the 2022 Convertible Notes; and (iii) the use by PTC of identifiable net cash proceeds received by PTC from the issuance of the 2026 Convertible Notes (the “2026 Convertible Note Proceeds”) to repurchase or prepay the 2022 Convertible Notes; provided that, in each case, (x) no Default or Event of Default has occurred and is continuing as of the date on which such payment is made, (y) such repurchases or prepayments do not, in the aggregate, exceed an amount equal to the lesser of (I) $75,000,000 and (II) the aggregate 2026 Convertible Note Proceeds, and (z) such repurchases or prepayments are made within 30 days of receipt by PTC of the applicable 2026 Convertible Note Proceeds; or (y) declare, pay, or make any payment or distribution under or in respect of the 2026 Convertible Notes except for: (i) regularly scheduled payments of interest as set forth in the applicable 2026 Convertible Note Documents; and (ii) the issuance of shares of common stock of PTC in connection with any conversion of the 2026 Convertible Notes;”

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(g) Clause (d)(ii) of Section 10.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:
“(ii) the occurrence of any breach or default under any terms or provisions of any 2022 Convertible Note Document, 2026 Convertible Note Document or any Subordinated Debt Document or under any agreement subordinating the Subordinated Debt to all or any portion of the Obligations or the occurrence of any event requiring (or that would allow the holders thereof to require) the prepayment or mandatory redemption of any 2022 Convertible Note (other than as expressly permitted herein) or 2026 Convertible Note, as applicable;”
3.    Enforceability. This Agreement and each of the agreements, documents, and instruments executed in connection herewith constitute the valid and binding obligation of each Borrower party to each such agreement, document or instrument, and is enforceable against such party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
4.    Representations and Warranties. Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Without limiting the foregoing, Borrower represents and warrants that prior to and after giving effect to the agreements set forth herein, no Default or Event of Default exists under any of the Financing Documents as of the date hereof. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
5.    Conditions to Effectiveness. The obligation of Agent to enter into this Agreement shall be subject to the receipt by Agent of each agreement, document and instrument set forth below, each duly executed and delivered in form and substance satisfactory to Agent, and to the satisfaction of the non-documentary conditions precedent set forth below, each to the satisfaction of Agent:
(a)    this Agreement;
(b)    a substantially final copy of the Offering Memorandum, in form and substance reasonably satisfactory to Agent; and
(c)    such further documents, information, certificates, records and filings (including those related to the Transaction) as Agent may reasonably request.
6.    Release. In consideration of the agreements of Agent and Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their

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respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, solely to the extent existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of this Agreement, the other Financing Documents or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the Fourth Amendment Effective Date; provided that the foregoing release shall not apply to (A) any material acts or omissions of, or any material breach by, any such Released Parties under this Agreement, (B) any claims or disputes solely between or among Released Parties or (C) the fraud, gross negligence, bad faith or willful misconduct of any Released Parties. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.
7.    No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
8.    Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
9.    Miscellaneous.
(a)    Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.
(b)    GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

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(c)     WAIVER OF JURY TRIAL. EACH BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)    Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Submission to Jurisdiction) and Section 12.14 (Expenses; Indemnity) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)    Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(g)    Entire Agreement.    This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)    Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)     Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
(SIGNATURES APPEAR ON FOLLOWING PAGES)

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have duly executed this Agreement as of the day and year first herein above set forth.

BORROWER:	PTC THERAPEUTICS, INC. By: /s/ Mark Boulding Name: Mark Boulding Title: Executive VP and Chief Legal Officer

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AGENT:	MIDCAP FINANCIAL TRUST,

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem________________________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:     Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem________________________
Name: Maurice Amsellem
Title: Authorized Signatory

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LENDERS:        ELM 2016-1 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: John O’Dea_______________________________
Name: John O’Dea
Title: Authorized Signatory

ELM 2018-2 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: John O’Dea________________________________
Name: John O’Dea
Title: Authorized Signatory

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LENDERS:	FLEXPOINT MCLS SPV LLC

By: /s/ Daniel Edelman___________________________
Name: Daniel Edelman
Title: Vice President

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LENDERS:        APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor
By: ACC Management, LLC, as its General Partner

By: /s/ Tanner Powell__________________________
Name: Tanner Powell
Title: Authorized Signatory

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